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                                                                     EXHIBIT 4.1

012575

[GRAPHIC]

[GRAPHIC]

                        THIS CERTIFICATE IS TRANSFERABLE
                IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

[VASO ACTIVE LOGO]

                        VASO ACTIVE PHARMACEUTICALS, INC.

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                                     CLASS A
                                  COMMON STOCK

                                CUSIP 92232R 10 7
                      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that


is the owner of

 FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.0001 PAR VALUE
                                 PER SHARE, OF

              ======== VASO ACTIVE PHARMACEUTICALS, INC. ========

The shares represented by this Certificate are transferable only on the stock transfer books of VASO ACTIVE PHARMACEUTICALS, INC. (the "Corporation") by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file at the principal executive offices of the Corporation), to all of which provisions the holder by acceptance hereof, assents.

[ILLEGIBLE]

                              CERTIFICATE OF STOCK

Dated:

/s/ [ILLEGIBLE]
      SECRETARY

8.14.03
ABM SECOL

[SEAL]

/s/ [ILLEGIBLE]
      PRESIDENT

8.14.03
ABM SECOL

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COUNTERSIGNED AND REGISTERED:
                         EQUISERVE TRUST COMPANY, N. A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY: /s/ [ILLEGIBLE]
                                                              AUTHORIZED OFFICER

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                        VASO ACTIVE PHARMACEUTICALS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construted as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                       UNIF GIFT MIN ACT-___________Custodian____________
     TEN ENT - as tenants by the entireties                                   (Cust)              (Minor)
     JT TEN  - as joint tenants with right                                  Under Uniform Gifts to Minors Act
               of survivorship and not as tenants                           ________________
               in common                                                        (State)

                                                         UNIF TRANS MIN ACT-___________Custodian____________
                                                                              (Cust)               (Minor)
                                                                           Under Uniform Transfers to Minors Act
                                                                           ________________
                                                                               (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,_________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________ as
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------------


                                        ----------------------------------------
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                        The shares represented by this
                                        certificate are subject to a limitation
                                        contained in the Certificate of
                                        Incorporation to the effect that in no
                                        event shall any record owner of any
                                        outstanding common stock which is
                                        beneficially owned, directly or
                                        indirectly, by person who beneficially
                                        owns in excess of 10% of the outstanding shares of common stock (the "Limit") be entitled or permitted to any vote in respect of shares held in excess of the Limit.

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

[ILLEGIBLE]